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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 2006

                               EMERSON RADIO CORP.
               (Exact Name of Registrant as Specified in Charter)

     Delaware                        001-07731                 22-3285224
     --------                        ---------                 ----------
  (State Or Other                   (Commission              (IRS Employer
  Jurisdiction Of                   File Number)           Identification No.)
  Incorporation)

                   9 Entin Road, Parsippany, New Jersey 07054
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 884-5800

                                 Not Applicable
                                 --------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

         On April 3, 2006, Guy A. Paglinco, the Chief Financial Officer of Emerson Radio Corp. (the "Company"), tendered his resignation as Chief Financial Officer effective April 14, 2006 and has agreed to remain as a consultant to Emerson. The Company is currently in the process of interviewing candidates to succeed Mr. Paglinco as Chief Financial Officer. The Company will file a Form 8-K when it appoints its new Chief Financial Officer.

         A copy of the press release announcing the resignation of Mr. Paglinco as Chief Financial Officer of the Company is being filed with this Current Report on Form 8-K as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      Exhibits

         Exhibit 99.1 - Press Release dated April 7, 2006.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       EMERSON RADIO CORP.


                                       By: /s/ Geoffrey P. Jurick
                                          --------------------------------------
                                       Name:  Geoffrey P. Jurick
                                       Title: President

Dated: April 7, 2006